AMENDMENT

TO

EXECUTIVE EMPLOYMENT AGREEMENT

This AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) dated as of January 28, 2014, is by and between MGT Capital Investments, Inc. (the “Company”), and Robert B. Ladd (the “Executive”).

WHEREAS, the Company and the Executive are party to that certain Executive Employment Agreement, dated as of November 19, 2012 (the “Employment Agreement”);

WHEREAS the Employment Agreement may be amended by a writing signed by the Company and the Executive pursuant to Section 8.1 of the Employment Agreement;

WHEREAS, the Company and the Executive desire to amend the Employment Agreement as set forth below:

NOW, THEREFORE, in consideration of the foregoing and the mutual promises of the parties, and other good and valuable consideration, the undersigned agree as follows:

1.          The Employment Agreement shall be amended as follows:

a.	The first sentence and the third sentence of Section 1.2 of the Employment Agreement (Employment Term) is hereby amended to replace the words “November 30, 2014” with “November 30, 2015.”

2.          Except as herein provided, the terms of the Employment Agreement shall remain in full force and effect.

3.          Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Employment Agreement.

4.          This Amendment may be executed in counterparts (including by facsimile or pdf signature pages or other means of electronic transmission) each of which shall be deemed an original but all of which together will constitute one and the same instrument.

5.          Should any provision of this Amendment be declared illegal, invalid or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Amendment as to such jurisdiction (but, to the extent permitted by law, not elsewhere) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

MGT CAPITAL INVESTMENTS, INC.

By:	/s/ Robert P. Traversa
Name: Robert P. Traversa
Title: Treasurer and CFO

/s/ Robert B. Ladd
Robert B. Ladd

[Signature Page to Amendment to Executive Employment Agreement (Ladd)]